Wonder Auto Technology, Inc.
 (NASDAQ: WATG)

November 2008

Safe Harbor Statement

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes or incorporates by reference statements that constitute forward-
looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-
looking statements.  These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management’s plans, goals and objectives for future operations and growth.  In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,”
“anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other comparable terminology.  You should not place undue reliance on forward-
looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or
achievements.

We do not intend or assume any obligation to update any of these forward-looking statements, except as required by law.

- Leading Auto Parts Supplier
- Market Oriented Products
- Expanding Customer Base
- Proprietary Manufacturing Facilities
- Strong R&D Capabilities
- Experienced Management Team

Company Overview

Diversifying Products Mix

Alternator

Starter

Rods & Shafts

Valve Tappets

Engine Valve

Car Pop / 1000 people
In China
In the US
World Average
800
700
600
500
400
300
200
100
0
4
7
8
11
14
22
750
120
2002
2003
2004
2005
2006
2007

Market Dynamics in China

Source: National Bureau of Statistics of China

              http://www.chinadaily.com.cn/bizchina/2008-10/20/content_7122408.htm

(Units)

Commercial Vehicle Sales
Passenger Vehicle Sales
Auto Sales Growth
Passenger Vehicle Sales Growth
0 1 2 3 4 5 6 7 8 9 10
0 5 10 15 20 25 30 35 40 45 50

Source: http://auto.sohu.com/s2007/fxgn/

(In Millions)

Market Dynamics in China (continue)

2004

2005

2006

2007

1-9 2008

Auto Sales

5.0

5.8

7.2

8.8

7.2

Auto Growth

15.5%

13.5%

25.3%

21.8%

11.9%

Passenger Vehicle Sales

3.2

4.0

5.1

6.3

5.1

Passenger Vehicle Growth

13.0%

21.0%

30.0%

21.7%

11.4%

(%)

Auto Sales Growth Analysis

30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2005
2006
1-9 2007
1-9 2008
≤

Market Dynamics in China (continue)

0.8-0.9

1.0-1.1

1.3-1.4

1.5L

1.6-AO

1.6-A

1.8L

2.0L

1.8T-
2.0T

2.3-2.5

2.5-3

3L =

2005

7.4%

10.6%

8.6%

6.1%

4.3%

27.2%

11.2%

10.8%

1.8%

8.2%

3.7%

0.2%

2006

5.4%

7.8%

12.7%

5.8%

3.0%

27.5%

12.1%

11.1%

2.4%

9.9%

2.4%

0.1%

1-9 2007

2.9%

5.8%

13.6%

5.4%

4.9%

25.2%

14.7%

11.3%

3.7%

11.4%

1.2%

0.0%

1-9 2008

2.6%

4.5%

13.2%

7.4%

4.0%

28.7%

13.3%

10.4%

4.2%

10.9%

0.9%

0.1%

Source: http://auto.sohu.com/s2007/fxgn/

Passenger Vehicle Market Shares By Engine Size

In China
In the US
20
15
10
5
0
8.8
16.1
9.5
13.6
10.6
13.2
2007
2008E
2009E

Market Trend Comparison

(In Millions)

Source: http://biz.jrj.com.cn/2008/10/1207282260900.shtml

              http://finance.sina.com.cn/money/future/20081030/08245448057.shtml

Auto Sales Volume Comparison

Leading Market Position

Mission Statement

Same Performance with the Lower Price

Same Price with the Better Performance

10+ years expericence, well
recognized brand name,
eastablished customer base

Larger scale of capacity and
order volumes

Stronger R&D capabilities

Advantages over Local
Competitors

Developed low-cost supplier
network

Competitive manufacturing
cost & operating overheads

China-based R&D efforts,
closer to the end market

Advantages over Foreign
Competitors

RUSSIA
HEILONGJIANG
MONGOLIA
JILIN
LIAONING
INNER MONGOLIA
Beijing
NORTH KOREA
Tianjin
Yellow Sea
HEBEI
SHANXI
SOUTH KOREA
NINGXIA
SHANDONG
CHINA
SHAANXI
HENAN
JIANGSU
SICHUAN
ANHUI
SHANGHAI
CHONGQING
HUBEI

Low-cost Supplier Network

The majority of our suppliers is located
within 300 km of our manufacturing facilities

Shorter lead time

Lower delivery costs

Easier quality control and monitoring

Long-term relationships and exclusive
arrangements with key suppliers

Meeting rigorous quality assurance
standards and delivery schedules

Multiple sources for most raw materials and
components

Vertical integration to control key suppliers

Sourcing Stability

Lower sourcing cost

Manufacturing capabilities
accumulated over the past 10+
years

Customized assembly lines
and equipments providing:

Manufacturing flexibility

Process optimization

Quality assurance

Proprietary Manufacturing Processes

Short lead time

Reduced overhead and
equipment downtime

Reduced material
wastage

Ability to handle frequent
product change-over

Competitive Manufacturing Cost

RUSSIA
MONGOLIA
HEILONGJIANG
JILIN
INNER MONGOLIA
NORTH KOREA
Tianjin
Yellow Sea
HEBEI
SHANXI
SOUTH KOREA
CHINA
SHAANXI
HENAN
JIANGSU
SHANGHAI
SICHUAN
CHONGQING
HUBEI
ANHUI

Strong R&D Capabilities

Jinzhou

      Update existing
products and test  new
products.

Beijing

    Research and design
new technologies
and products ..

163 professionals including 14 foreign experts

Early access to customers’ new product designs,

    28 joint programs from Jan. to Sep. 2008.

Jinan

Research and develop technology and

products of engine valve and valve tappet.

WONDER 萬得

BBDC
北京奔驰－戴姆勒·克莱斯勒汽车有限公司
BEIJING BENZ-DAIMLERCHRYSLER AUTOMOTIVE CO.,LTD
MITSUBISHI MOTORS
HYUNDAI
KIA
CHERY
Brilliance Auto
华晨汽车
中华
金杯
GM DAEWOO
XCE 新晨动力
LDV
DOOSAN
FOTON
福田汽车
MG 名爵
BYD
比亚迪汽车
BYD AUTO
FIAT
南京菲亚特
JAC
LIFAN

Expanding Customer Base

Expanding Customers

Core Customers

Number of Customers

30

2001

65

3Q 2008

WONDER 萬得

RUSSIA
KAZAKHSTAN
MONGOLIA
KIRGIZSTAN
XINJIANG
GANSU
INNER MONGOLIA
HEILONGJIANG
JILIN
LIAONING
Beijing
Tianjin
NORTH KOREA
Yellow Sea
SOUTH KOREA
HEBEI
SHANXI
SHANDONG
QINGHAI
NINGXIA
CHINA
Yellow River
SHAANXI
HENAN
JIANGSU
TIBET
NEPAL
SICHUAN
CHONGQING
HUBEI
ANHUI
SHANGHAI
East China Sea
ZHEJIANG
Yangtze River
BHUTAN
JIANGXI
HUNAN
GUIZHOU
FUJIAN
INDIA
BANGLADESH
YUNNAN
GUANGXI
GUANGDONG
TAIWAN
Hong Kong
Macau
BURMA
VIETNAM
LAOS
THAILAND
South China Sea
HAINAN
400 km

Expanding Customer Base (continue)

Dongan Group

Xingguang Brilliance

Chaoyang Diesel Eng.

Dalian Diesel Engine

Weifang Disel Engine

Wuxi Diesel Engine

Shanghai Diesel Eng.

Chongqing  Cummins

Yuchai Group

Liuzhou Wuling Motor

FAW

Beijing Jeep

Shanghai VW

Foton  Motor

Tianjing FAW Toyota

Chery Auto

Nanjing FIAT

DF Peugeot Citroen

DF Motor

Geely Auto

Customers of JWAA (Jinan Worldwide Auto Accessory Co.)

Vertical Integration
Export Expansion
Capacity Increase
R&D Strengthening
New Products
Low Emission Market Focus
WONDER 萬得

Growth Strategies

Experienced Management Team

Name

Title

Age

With Wonder

(years)

Industry
Experience

(years)

Qingjie Zhao

Chairman & CEO

51

12

28

Meirong Yuan

CFO

37

7

15

Yuncong Ma

COO

61

12

26

Seuk Jun Kim

Vice R&D President

52

12

25

Financial Overview

250
200
150
100
50
0
25
20
15
10
5
0
Revenue
Capacity
$220-$230
CAGR =35.0% (2002-2007)
$22.8
$39.8
$42.3
$48.1
$72.2
$102.1
$39.3
$36.7
$31.1
1.4
1.4
3.2
4.0
5.0
2002
2003
2004
2005
2006
2007
2008E
2009E

Top Line & Capacity Growth

($ In Millions)

(Million Units)

3Q

2Q

4Q

1Q

$150

107.4
102.4
97.4
92.4
87.4
82.4
77.4
72.4
New Customer
$16.1
Existing Customer
$18.5
Export
$10.0
Domestic Sales
$24.6
New Product
$7.0
Existing Product
$27.6

1-9 2008 Revenue Increase YoY

Analysis on Revenue Increase

(1-9 2007 Revenue)

($ in Millions)

$107 .0(1-9 2008 Revenue)

16
14
12
10
8
6
4
2
0
CAGR =33.7% (2002-2007)
$3.4
$5.2
$5.6
$6.4
$8.2
$14.5
$6.4
$5.3
$4.0
2002
2003
2004
2005
2006
2007
2008

Strong Net Income Generation

($ in Millions)

3Q

2Q

1Q

$15.6

Healthy Balance Sheet

Key Items

30-Sept-2008

Un-audited

31-Dec-2007

Audited

Current Assets

111.2

99.3

Cash and Restricted Cash

19.9

34.7

Non-Current Assets

67.4

43.1

Total Assets

178.6

142.4

Current Liabilities

55.4

43.1

Secured Short-Term Debt

19.3

10.3

Secured Long-term Debt

18.0

17.6

Total Liabilities

73.4

64.0

Shareholders’ Equity

98.0

78.4

Total Liabilities and Equity

178.6

142.4

$ in Millions

Key Valuation Ratios

Source: http://finance.yahoo.com/q/ks?s=WATG

Ratios

As of 31 Oct, 2008

Trailing P/E (TTM, intraday)

5.94

Diluted EPS (TTM)

0.67

Total Debt / Equity (MRQ)

0.45

Operating Margin (TTM)

18.13%

Return on Assets (TTM)

10.11%

Return on Equity (TTM)

25.10%

Wall Street Analysts Coverage

Research Firm

Analyst

Rating (Date)

Piper Jaffray

Mr. Michael Cox

Buy   (10/22/2008)

Roth Capital

Mr. John Ma

Buy   (08/07/2008)

Susquehanna Financial

Ms. Adele Mao

Positive  (09/11/2008)

CRT Capital Group

Ms. Julie Chen

Buy   (08/08/2008)

Brean Murray

Mr. Chenyi Lu

Buy    (08/07/2008)

Merriman Curhan Ford

Mr. Dave Duley

Buy    (08/07/2008)

Global Hunters

Ms. Ping Luo

Buy    (10/14/2008)

% of Shares Held by Institutions
40%
32%
24%
16%
8%
0%
3%
5%
8%
23%
29%
32%
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08

# of Institutional Investors
60
45
30
15
0
6
7
10
31
36
57
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08

Institutional Holders

Source: http://www.aol.com

Key Investment Highlights

Leading Market Position

Strong Collaborative Relationships with Customers

Proven Track Record of Growth and Profitability

Experienced Management Team

Large and Growing China’s Auto Market Opportunities

#1

#2

#3

#4

#5

Questions?

Yechon Xie

+86 416 266 1186

ycxie@watg.cn

Investor Contact:

Lydia Zhao

+86 10 8478 5339

lydiaz@watg.cn